Exhibit 32.2

Certification of Chief Financial Officer of

MAVERICK BANCORPORATION, INC.

Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned Chief Financial Officer of Maverick Bancorporation, Inc., hereby certifies that:

  Maverick Bancorporation, Inc.'s Quarterly Report on Form 10-QSB for the period ended September 30, 2006, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Maverick Bancorporation, Inc.

/S/ Russell Tackett
Russell L. Tackett
Senior Vice President and Chief Financial Officer
November 16, 2006